INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 2-754843, 2-91475, 33-20308, 33-27657, 33-69400, 33-63608 and 33-24605 on Form
S-8 of our report dated November 10, 1999 appearing in this Annual Report on Form 10-K of International Game Technology for the year ended October 2, 1999.

DELOITTE & TOUCHE LLP

Reno, Nevada
December 3, 1999